Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PLANET PAYMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 28, 2015

To Our Stockholders,

        You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Planet Payment, Inc. We will hold the meeting on Tuesday, June 16, 2015 at 10:00 a.m. (New York time), in our offices at 670 Long Beach Blvd., Long Beach, NY 11561.

        Under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to use the Internet as our primary means of delivering our proxy materials to our stockholders. We believe that this delivery process reduces our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our stockholders' timely access to this important information. Accordingly, most stockholders will not receive paper copies of our proxy materials and on or about April 28, 2015, we expect to mail and email to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy statement for our 2015 Annual Meeting of Stockholders and 2014 Annual Report to stockholders. The Notice also provides instructions on how to vote by telephone or through the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.

        The matters to be acted upon are described in the accompanying Notice of Annual Meeting and proxy statement.

        Please use this opportunity to take part in our company's affairs by voting on the business to come before the meeting. Whether or not you plan to attend the meeting, please vote on the Internet or by telephone or request, sign and return a proxy card to ensure your representation at the meeting. Your vote is important.

        We hope to see you at the meeting.

Sincerely,

Carl J. Williams Chief Executive Officer

PLANET PAYMENT, INC.
670 Long Beach Blvd.
Long Beach, NY 11561
United States of America

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders of Planet Payment, Inc. will be held on Tuesday, June 16, 2015 at 10:00 a.m. (New York time) in our offices at 670 Long Beach Blvd., Long Beach, NY 11561, USA.

        We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

          1.     To elect one Class III director of Planet Payment, Inc. to serve until the 2018 annual meeting of stockholders, until his successor has been elected and qualified or until his earlier resignation or removal.

          2.     To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for 2015.

        In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on April 20, 2015 are entitled to notice of, and to vote at, the meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available during ordinary business hours at our headquarters for examination by any stockholder for any purpose relating to the meeting.

        Your vote as a Planet Payment, Inc. stockholder is very important. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, Computershare, through their website at www.computershare.com or by phone at +1 (877) 282-1168.

By Order of the Board of Directors,

Robert J. Cox III Chief Operating Officer and Chief Financial Officer

Long Beach, New York
April 28, 2015

Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote by telephone or through the Internet or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled "General Information About the Meeting" beginning on page 1 of the proxy statement and the instructions on the enclosed Notice of Internet Availability of Proxy Materials.

PLANET PAYMENT, INC.
PROXY STATEMENT FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

PLANET PAYMENT, INC.
670 Long Beach Blvd.
Long Beach, NY 11561
United States of America

PROXY STATEMENT FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

April 28, 2015

GENERAL PROXY INFORMATION

Information About Solicitation and Voting

        The accompanying proxy is solicited on behalf of Planet Payment, Inc.'s ("We" or "Planet Payment") Board of Directors for use at Planet Payment's 2015 Annual Meeting of Stockholders (the "meeting") to be held in our offices at 670 Long Beach Blvd., Long Beach, NY 11561 on Tuesday, June 16, 2014 at 10:00 a.m. (New York Time), and any adjournment or postponement thereof.

Internet Availability of Proxy Materials

        Under rules adopted by the U.S. Securities and Exchange Commission (the "SEC"), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about April 28, 2015, we expect to send to our stockholders a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") containing instructions on how to access our proxy materials, including our proxy statement and our annual report for the year 2014 (the "Annual Report"). The Notice of Internet Availability also provides instructions on how to vote by telephone or through the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.

        This process is designed to reduce our environmental impact and lowers the costs of printing and distributing our proxy materials without impacting our stockholders' timely access to this important information. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

General Information About the Meeting

Purpose of the Meeting

        At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the meeting, management will respond to questions from stockholders.

Record Date; Quorum

        Only holders of record of common stock and Series A preferred stock at the close of business on April 20, 2015, the record date, will be entitled to vote at the meeting. At the close of business on April 20, 2015, we had 54,623,400 shares of common stock outstanding and entitled to vote (including shares of common stock issuable upon conversion of the Series A preferred stock outstanding).

        The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote in person at the meeting or if you have properly submitted a proxy.

Voting Rights; Required Vote

        Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 20, 2015, the record date. Each holder of shares of Series A preferred stock is entitled to one vote for each share of common stock issuable upon conversion of the Series A preferred stock held as of the close of business on the record date. You may vote all shares owned by you as of April 20, 2015, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

        Stockholder of Record: Shares Registered in Your Name.    If on April 20, 2015 your shares were registered directly in your name with our transfer agent, Computershare, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting or vote by telephone, through the Internet, or if you request or receive paper proxy materials by mail, by filling out and returning the proxy card.

        Beneficial Owner: Shares Registered in the Name of a Broker or Nominee.    If on April 20, 2015 your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the meeting.

        The director will be elected by a plurality of the votes cast, which means that the individual nominated for election to the Board of Directors at the meeting receiving the highest number of "FOR" votes will be elected. You may either vote "FOR" the nominee or "WITHHOLD" your vote with respect the nominee. Approval of Proposal No. 2 will be obtained if the number of votes cast "FOR" the proposal at the meeting exceeds the number of votes "AGAINST" the proposal. Abstentions (shares present at the meeting and voted "abstain") are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, or (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on the election of directors. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the meeting.

Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting

        The Board of Directors recommends that you vote FOR the Class III director named in this proxy statement (Proposal No. 1) and FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2015 (Proposal No. 2).

Voting Instructions; Voting of Proxies

        If you are a stockholder of record, you may:

  •
  vote in person—we will provide a ballot to stockholders who attend the meeting and wish to vote in person;

  •
  vote via telephone or via the Internet—in order to do so, please follow the instructions shown on your Notice of Internet Availability or proxy card; or

  •
  vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the envelope provided.

        Votes submitted by telephone or through the Internet must be received by 12:00 a.m. (New York time), on June 16, 2015. Submitting your proxy (whether by telephone, through the Internet or by mail if you request or received a paper proxy card) will not affect your right to vote in person should you decide to attend the meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. You may either vote "FOR" the nominee to the Board of Directors, or you may withhold your vote from the nominee. For Proposal 2, you may vote "FOR" or "AGAINST" or "ABSTAIN" from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

        All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our board or directors stated above.

        If you received a Notice of Internet Availability, please follow the instructions included on the notice on how to access your proxy card and vote by telephone or through the Internet. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute "broker non-votes" (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

        If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the Notice of Internet Availability on how to access each proxy card and vote each proxy card by telephone or through the Internet. If you requested or received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

        The expenses of soliciting proxies will be paid by Planet Payment. Following the original mailing of the soliciting materials, Planet Payment and its agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. Following the original mailing of the soliciting materials, Planet Payment will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, Planet Payment, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Revocability of Proxies

        A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the meeting by:

  •
  delivering to the Corporate Secretary of Planet Payment (by any means, including facsimile) a written notice stating that the proxy is revoked;

  •
  signing and delivering a proxy bearing a later date;

  •
  voting again by telephone or through the Internet; or

  •
  attending and voting at the meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Electronic Access to the Proxy Materials

        The Notice of Internet Availability will provide you with instructions regarding how to:

  •
  view our proxy materials for the meeting through the Internet; and

  •
  instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Voting Results

        Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The preliminary voting results will be announced at the meeting and posted on our website at http://ir.planetpayment.com. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the meeting.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

        Planet Payment is strongly committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

        Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available on the Investor Relations section of our website, which is located at http://ir.planetpayment.com, by clicking on "Corporate Governance Guidelines," under "Corporate Governance." The Corporate Governance Guidelines are reviewed by our Nomination and Governance Committee, and changes are recommended to our Board of Directors as warranted from time to time.

Board Leadership Structure

        Our Corporate Governance Guidelines provide that our Board of Directors shall be free to choose its chairman in any way that it considers in the best interests of our company, and that the Nomination and Governance Committee shall periodically consider the leadership structure of our Board of Directors and make such recommendations related thereto to the Board of Directors with respect thereto as the Nomination and Governance Committee deems appropriate.

        Our Board of Directors believes that we and our stockholders currently are best served by having Carl J. Williams serve as Chairman and Chief Executive Officer. Mr. Williams has a unique insight into our company's challenges, opportunities and business.

        Our Corporate Governance Guidelines also provide that, when the positions of chairman and chief executive officer are held by the same person, the independent directors shall designate a "Lead Independent Director." Cameron R. M. McColl was the Lead Independent Director from July 2011 until Mr. Shane Kim was appointed Lead Independent Director in March 2014. The Lead Independent Director has the non-exclusive authority to preside over meetings of the independent directors of our Board of Directors, to supervise the self-evaluations of directors and our Board of Directors' determination of the independence of its directors and to hold such other powers and carry out such other duties as are also granted by our Board of Directors.

Our Board of Directors' Role in Risk Oversight

        Our Board of Directors, as a whole, has responsibility for risk oversight, although the committees of our Board of Directors oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our Board of Directors and its committees is supported by our management reporting processes, which are designed to provide visibility to the Board of Directors and to our personnel that are responsible for risk assessment and information about the identification, assessment and management of critical risks and management's risk mitigation strategies. These areas of focus include, but are not limited to, competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance and reputational risks.

Independence of Directors

        The NASDAQ Marketplace Rules require that a majority of the members of our Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. Our Board of Directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under The NASDAQ Marketplace Rules. In making this determination, our Board of Directors considered the relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

        Based upon this review, our Board of Directors has determined that the following director nominees and members of our Board of Directors are currently independent as determined under The NASDAQ Marketplace Rules:

    Jonathan Kaiden
    Shane H. Kim
    Cameron R. M. McColl

        All members of our Audit Committee, Compensation Committee and Nomination and Governance Committee must be independent directors as defined in The NASDAQ Marketplace Rules. Members of the Audit Committee must also satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from Planet Payment or any of its subsidiaries other than their directors' compensation and they may not be an affiliate of Planet Payment. Our Board of Directors has determined that all members of our Audit Committee, Compensation Committee and Nomination and Governance Committee are independent and all members of our Audit Committee satisfy the relevant SEC independence requirements applicable to the members of such committee.

Committees of Our Board of Directors

        Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nomination and Governance Committee. The composition and responsibilities of each committee are described below. Copies of the charters for each committee are available, without charge, upon request in writing to Planet Payment, Inc., 670 Long Beach Blvd., Long Beach, New York 11561, Attn: Corporate Secretary or by clicking on "Corporate Governance"under "Committee Composition" in the investor relations section of our website, http://ir.planetpayment.com. Members serve on these committees until their resignations or until otherwise determined by our Board of Directors.

  Audit Committee

        Our Audit Committee is comprised of Mr. McColl, who is the chair of the Audit Committee, Mr. Kaiden and Mr. Kim. The composition of our Audit Committee meets the requirements for independence under The NASDAQ Marketplace Rules and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Mr. McColl is an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended, or the Securities Act. The designation does not impose on Mr. McColl any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors. All audit services to be provided to us and all permissible non-audit services to be provided to us by our independent registered public accounting firm will be approved in advance by our Audit Committee. The charter for our Audit Committee provides that our Audit Committee, among other things:

  •
  selects a firm to serve as the independent registered public accounting firm to audit our financial statements;

  •
  helps to ensure the independence of the independent registered public accounting firm;

  •
  discusses the scope and results of the audit with the independent registered public accounting firm, and reviews, with management and that firm, our interim and year-end operating results;

  •
  develops procedures for employees to submit anonymously concerns about questionable accounting or audit matters;

  •
  considers the adequacy of our internal accounting controls and audit procedures; and

  •
  pre-approves all audit and non-audit services to be performed by the independent registered public accounting firm.

  Compensation Committee

        Our Compensation Committee is comprised of Mr. Kaiden, who is the chair of the Compensation Committee, and Mr. Kim. The composition of our Compensation Committee meets the requirements for independence under The NASDAQ Marketplace Rules and each member of this committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code. The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. The charter for our Compensation Committee provides that our Compensation Committee, among other things:

  •
  reviews and approves, or recommends that our Board of Directors approve, the compensation of our executive officers;

  •
  reviews and recommends to our Board of Directors the compensation of our directors;

  •
  reviews and approves the terms of any material agreements with our executive officers;

  •
  administers our stock and equity incentive plans;

  •
  reviews and make recommendations to our Board of Directors with respect to incentive compensation and equity plans; and

  •
  establishes and reviews our overall compensation philosophy.

        At least annually, our Compensation Committee reviews and approves our executive compensation strategy and principles to confirm that they are aligned with our business strategy and objectives, and shareholder interests. The Compensation Committee has the exclusive authority and responsibility to determine all aspects of executive compensation packages for executive officers and makes recommendations to our Board of Directors regarding the compensation of non-employee directors. Under its charter, our Compensation Committee has the authority to retain outside counsel or other advisors.

        Our Compensation Committee generally reviews executive officer compensation, both base salary levels and the target levels for variable cash and any equity incentive awards, following the end of each fiscal year and at the recommendation of our chief executive officer. In connection with this review, our Compensation Committee considers any input that it may receive from our chief executive officer (with respect to executive officers other than himself) to evaluate the performance of each executive officer and sets each executive officer's total target cash compensation for the current year. In establishing compensation for executive officers other than our chief executive officer, decisions are made by our Compensation Committee after reviewing recommendations made by and in consultation with our chief executive officer. Our chief executive officer does not participate in the deliberations regarding the setting of his own compensation by our Compensation Committee.

  Nomination and Governance Committee

        Our Nomination and Governance Committee, is comprised of Mr. McColl, who is the chair of the Nomination and Governance Committee, and Mr. Kim. The composition of our Nomination and Governance Committee meets the requirements for independence under The NASDAQ Marketplace Rules. The charter for our Nomination and Governance Committee provides that our Nomination and Governance Committee, among other things:

  •
  identifies, evaluates and recommends nominees to our Board of Directors and committees of our Board of Directors;

  •
  conducts searches for appropriate directors;

  •
  evaluates the performance of our Board of Directors;

  •
  considers and make recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

  •
  reviews related party transactions and proposed waivers of the code of conduct;

  •
  reviews developments in corporate governance practices; and

  •
  evaluates the adequacy of our corporate governance practices and reporting.

Compensation Committee Interlocks and Insider Participation

        During 2014, our Compensation Committee consisted of Messrs. Kaiden and Kim. None of the members of our Compensation Committee has at any time in the last year been one of our officers or employees, and none has had any relationships with our company of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers served as a member of the Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during fiscal 2014.

Board and Committee Meetings and Attendance

        The Board of Directors is responsible for the management and direction of the company and for establishing broad corporate policies. The Board of Directors meets periodically during the company's fiscal year to review significant developments affecting the company and to act on matters requiring Board of Directors approval. The Board of Directors held ten meetings during 2014, and also acted by unanimous written consent once , the Audit Committee held four meetings, the Compensation Committee held four meetings and the Nomination and Governance Committee held one meetings. During fiscal 2014, each member of the Board of Directors participated in at least 75% of the aggregate of all meetings of the Board of Directors and the aggregate of all meetings of committees on which such member served, in each case, for meetings that were held during the period in which such person was a member of our Board of Directors or a committee during fiscal 2014.

Board Attendance at Annual Stockholders' Meeting

        Our policy is to invite and encourage each member of our Board of Directors to be present at our annual meetings of stockholders. All of the members of our Board of Directors attended our 2014 Annual Stockholders' Meeting.

Presiding Director of Independent Director Meetings

        The independent directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. During 2014, our former Lead Independent Director, Mr. McColl, was the presiding director at these meetings until Mr. Kim became the Lead Independent Director in March 2014.

Communication with Directors

        Stockholders and interested parties who wish to communicate with our Board of Directors, independent members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chairman or Lead Independent Director) may do so by letters addressed to the attention of our Chairman or Lead Independent Director.

        All communications are reviewed by the Chairman or Lead Independent Director and provided to the members of the Board of Directors consistent with a screening policy providing that unsolicited items, sales materials, and other routine items and items unrelated to the duties and responsibilities of the Board of Directors not be relayed on to directors. Any communication that is not relayed is recorded in a log and made available to our Board of Directors.

        The address for these communications is:

Chairman or Lead Independent Director of the Board of Directors
Planet Payment, Inc.
670 Long Beach Blvd.
Long Beach, New York 11561
United States of America

Codes of Business Conduct and Ethics

        We have adopted codes of business conduct and ethics that applies to all of our board members, officers and employees. Our codes of business conduct and ethics are posted on our website located at http://ir.planetpayment.com. If we make amendments to, or grant any waivers from, the codes of business conduct and ethics for any director or executive officer, we will disclose the nature of such amendment or waiver on our website and/or in a current report on Form 8-K.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

        Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the Nomination and Governance Committee in accordance with the committee's charter, our certificate of incorporation and bylaws, our Corporate Governance Guidelines, and the criteria adopted by our Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, the Nomination and Governance Committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

        Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under "Stockholder Proposals to Be Presented at Next Annual Meeting."

Director Qualifications

        With the goal of developing a diverse, experienced and highly-qualified Board of Directors, the Nomination and Governance Committee is responsible for developing and recommending to the Board of Directors the desired qualifications, expertise and characteristics of members of our Board of Directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on the Board of Directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of the Board of Directors to possess.

        Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NASDAQ listing requirements and the provisions of our certificate of incorporation, bylaws, Corporate Governance Guidelines, and charters of the board committees. In addition, neither the Board of Directors nor the Nomination and Governance Committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the Nomination and Governance

Committee may take into consideration many factors including, among other things, a candidate's independence, integrity, skills, financial and other expertise, breadth of experience, and knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of the Board of Directors in the context of its existing composition. Through the nomination process, the Nomination and Governance Committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the Board of Directors' overall effectiveness. The brief biographical description of each director set forth in Proposal 1 below includes the primary individual experience, qualifications, qualities and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

PROPOSAL NO. 1—ELECTION OF DIRECTOR

        Our Board of Directors currently consists of four directors and is divided into three classes with each class serving for three years, and with the terms of office of the respective classes expiring in successive years. Mr. Kim, who was moved to Class III from Class II by the Board of Directors in March 2015, will stand for election at this meeting. The terms of office of directors in Class II and Class I do not expire until the annual meetings of stockholders held in 2017 and 2016, respectively. At the recommendation of our Nomination and Governance Committee, our Board of Directors proposes that Mr. Kim be elected as a Class III director for a three-year term expiring at the 2018 Annual Meeting of Stockholders until such director's successor is duly elected and qualified or until such director's earlier resignation or removal.

        Shares represented by proxies will be voted "FOR" the election of each the nominee named below, unless the proxy is marked to withhold authority so to vote. If the nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominee has consented to being named in this proxy statement and to serve if elected.

Information Regarding Nominee and Continuing Directors

  Nominee to the Board of Directors

        The nominee, and his age, occupation and length of board service as of April 20, 2015, is provided in the table below. An additional biographical description of the nominee is set forth in the text below the table. This description includes the primary individual experience, qualifications, qualities and skills of the nominee that led to the conclusion that he should continue to serve as a member of our Board of Directors at this time.

Name of Director/Nominee	Age	Principal Occupation	Director Since
Shane H. Kim(1)(2)(3)	38	Managing Member, Camden Partners Holdings, LLC	April 2011

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the Nomination and Governance Committee

        Shane H. Kim has been a managing member of Camden Partners Holdings, LLC, a private equity firm, since May 1999. He currently serves on the board of Ingo Money, Inc. BPSH, LLC, dba Bluefin Payment Systems, Paystream Software Holdings, Inc., Santa Rosa Holdings, LLC and was previously a director on the board of Vantage Oncology, Inc. Mr. Kim also previously served on the MBA Advisory Council for the Eller College of Management at the University of Arizona. Mr. Kim holds a B.S. in Finance from University of Maryland, Robert H. Smith School of Business. Mr. Kim was an observer to our Board of Directors from February 2007 and contributed his counsel and insights during an important stage of our development. Mr. Kim provides a valuable perspective to our Board of Directors due to his sophisticated knowledge of information technology companies, including investments in payment industry companies, and experience serving as a director of several companies.

  Continuing Directors

        The directors who are serving for terms that end following the meeting, and their ages, occupations and length of board service as of April 20, 2015, are provided in the table below. Additional biographical descriptions of each such director are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time.

Name of Director	Age	Principal Occupation	Director Since
Class I Directors—Terms Expiring 2016:
Jonathan Kaiden(1)(3)	48	President and Founding Principal, Sopris Capital Associates	January 2006
Cameron R. M. McColl(2)(4)	55	Executive Chairman, Nanny Cay Resort & Marina Limited	January 2006
Class II Directors—Terms Expiring 2017:
Carl J. Williams	63	Chairman and Chief Executive Officer and President, Planet Payment, Inc.	August 2013

(1)
Chairman of the Compensation Committee

(2)
Chairman of the Audit Committee

(3)
Member of the Audit Committee

(4)
Chairman of the Nomination and Corporate Governance Committee

        Jonathan Kaiden has been a principal and founding member of Sopris Capital Associates, a private equity firm, since 2002. Mr. Kaiden currently sits on the Board of Directors for Anyone Home, Inc., Apollidon Inc., ethology Inc., Federated Sample, Healthcare Data Solutions Corp., Officeworks Inc., Mountain Temp Services LLC, and Tallwave LLC. Mr. Kaiden holds a B.A. in Government from Cornell University, an M.B.A. from Columbia Business School and a J.D. from Brooklyn Law School. As a director, Mr. Kaiden contributes to our Board of Directors his deep experience with the investment and investment banking industry, providing guidance and counsel to a variety of technology companies and service on the boards of directors of a number of companies.

        Cameron R. M. McColl is an owner and has served as the Executive Chairman of Nanny Cay Resort & Marina Limited since 2000. Mr. McColl co-founded and served on the Board of Directors of Telecom Service Centres from 1994 to 2003. Mr. McColl co-founded and served as the chief executive officer of Memory Corporation Plc from 1993 to 1996. Mr. McColl holds a B.Sc. in Electrical and Electronic Engineering from Edinburgh University. Mr. McColl was an early investor in our company and was selected as a director because of his extensive business experience as a successful entrepreneur and his leadership of private and public companies. Mr. McColl is an experienced executive officer with the skills necessary to lead our Audit Committee. His service as chief executive officer at a publicly traded corporation, as well as serving as a director on several other companies, has provided him with extensive financial and accounting experience, including evaluating financial results and generally overseeing the financial reporting process at a public company.

        Carl J. Williams has served as our Chairman of the Board of Directors since February 2015. Mr. Williams has served as a director since August 2013, as our President since November 2013 and as our Chief Executive Officer since February 2014. Mr. Williams was previously an advisor to the Company from April 2010 until he joined our Board of Directors. Mr. Williams is a founder and has served as Chief Executive Officer of Baikal Group, LLC, a management consulting firm, from March 2002 until February 2004. He served as a Managing Director of Pay Anywhere, LLC, a mobile credit card processing system, from May 2012 until July 2013. Mr. Williams previously served as advisor of business development and international operations at Global Payments Inc., a payment processing company, from May 2009 until June 2013. From March 2004 until May 2009, Mr. Williams was the President of World Wide Payment Processing for Global Payments. From 1998 to 2002, Mr. Williams was President of Spherion Assessment Group, a business unit of Spherion Inc., a recruiting and staffing service. Mr. Williams previously served as the Divisional President of Merchant Services of National Processing Company, a payment processing company. Mr. Williams holds a B.A. from La Salle University in Philadelphia.

        There are no familial relationships among our directors and officers.

Director Compensation

        The following table provides information for the fiscal year ended December 31, 2014 regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of fiscal 2014.

Director Compensation—Fiscal 2014

Name	Fees Earned or Paid in Cash $(1)	Restricted Stock Awards $(2)	Option Awards $(2)	Total $
Lady Barbara Judge(3)	34,583	—	—	34,583
Jonathan Kaiden	51,250	60,000	—	111,250
Shane M. Kim	45,000	60,000	—	105,000
Cameron R. M. McColl	60,000	60,000	—	120,000
Philip D. Beck(4)	43,827	60,000	—	103,827

(1)
In fiscal 2014 each non-employee director received a cash retainer based on a number of factors including membership and chairmanship of committees and attendance at meetings of the Board of Directors. Effective April 1, 2014, our non-employee directors received cash compensation pursuant to the policies described below.

(2)
Amount shown in this column represents fair value based on our market price as of the respective restricted stock grant or option grant date. For information on the valuation assumptions with respect to restricted stock grants or option grants, refer to note 2 to the consolidated financial statements contained in our annual report on Form 10-K for the fiscal year ended December 31, 2014. As of December 31, 2014, each person who served as a non-employee director for some portion or all of fiscal 2014 also held outstanding options to purchase the following number of shares: Lady Barbara Judge: 184,850; Jonathan Kaiden: 264,250; Shane H. Kim: 114,000; Cameron R. M. McColl: 264,250; and Philip D. Beck 376,166.

(3)
Lady Barbara Judge resigned from our Board of Directors in June 2014.

(4)
Represents director compensation earned by Philip D. Beck as a non-employee director. Mr. Beck resigned from our Board of Directors in February 2015.

We also reimbursed the customary and reasonable travel expenses of our directors in attending meetings of the Board of Directors.

        Our Board of Directors has a compensation policy pursuant to which non- employee directors are entitled to receive the following compensation:

  •
  With effect from April 1, 2014, an annual cash retainer of $50,000, to be paid quarterly with each payment made after the end of the calendar quarter.

  •
  Each non-employee director who becomes a member of our Board of Directors will be granted an initial option to purchase 50,000 shares of our common stock upon election to our Board of Directors. On the date of each annual stockholder meeting subsequent to initial election to our Board of Directors, each non-employee director who continues to serve on our Board of

    Directors immediately following such meeting will be granted restricted shares of our common stock having a value equal to $60,000 based on the closing price of the company's Common Stock on NASDAQ on the date of the meeting. If the non-employee director was first elected to our Board of Directors less than six months prior to the annual stockholder meeting, such non-employee director shall instead receive a reduced number of restricted shares of our common stock based on the time served. The annual grants shall be made automatically, as of the close of business on the date of the annual stockholder meeting, in which case, the grant shall occur automatically upon the termination of the closed period. Each initial option grant vests and becomes exercisable as to 1/3rd of the shares on the 12-month anniversary from the vesting commencement date and 1/36th of the shares each month thereafter, such that the grant vests in full after three years. Each annual restricted stock grant vests and becomes exercisable in full twelve months after the date of grant. All options and restricted stock shall become fully vested and exercisable immediately prior to a change of control. Additionally, an non-employee director's initial option grant shall become fully vested and exercisable in the event that the non-employee director fails to serve on our Board of Directors for the duration of the vesting term solely as a result of our Board of Directors' failure to re-nominate the non-employee director for election by our stockholders, other than a failure to re-nominate the non-employee director for cause.

        Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their expenses in attending meetings, including customary and reasonable travel expenses incurred to attend meetings solely among the non-employee directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF
THE NOMINATED DIRECTOR.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has selected BDO USA, LLP ("BDO") as Planet Payment's principal independent registered public accounting firm to perform the audit of Planet Payment's consolidated financial statements for 2015. As a matter of good corporate governance, our Audit Committee has decided to submit its selection of our principal independent registered public accounting firm to our stockholders for ratification. In the event that BDO is not ratified by our stockholders, the Audit Committee will review its future selection of BDO as Planet Payment's principal independent registered public accounting firm.

        Prior to the engagement of BDO, Deloitte & Touche LLP ("Deloitte") had been Planet Payment's independent auditor for nine fiscal years ending fiscal 2012. In April 2013, our Audit Committee approved the dismissal of Deloitte and appointed BDO as our independent auditor. Deloitte's audit reports on our financial statements for our prior years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the periods Deloitte was engaged as our independent auditor and through the date of Deloitte's dismissal, there was no disagreement between us and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its audit report; and there were no reportable events, as defined in Item 304(a)(1)(v) of SEC Regulation S-K, except that Deloitte had advised us of the material weakness in our internal control over financial reporting for each of fiscal 2011 and 2012 as noted in our annual report on Form 10-K for the year ended December 31, 2012, filed with the SEC on March 25, 2013. In April 2013, we filed a Current Report on Form 8-K to announce the changes in our accounting firms, attaching as an exhibit thereto the letter we requested from Deloitte addressed to the SEC stating that Deloitte agreed with the statement contained in the Current Report.

        Representatives of BDO are expected to be present at the meeting, in which case they will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

        We regularly review the services and fees from its independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually.

        Following BDO's appointment in April 2013 and in fiscal 2014, BDO reviewed our quarterly consolidated unaudited financial statements, undertook preparatory work for the audit of our consolidated financial statements for the year ended and as of December 31, 2013 and 2014 and provided various other services. Our Audit Committee determined that BDO's provisioning of these services, which are described below, did not impair BDO's independence from Planet Payment. The aggregate fees billed for fiscal 2013 and 2014 for each of the following categories of services are as follows:

Fees Billed to Planet Payment by Deloitte & BDO	Fiscal Year 2014	Fiscal Year 2013
Audit fees(1)	$266,200	$303,000
Audit related fees(2)	105,800	90,000

Total fees	$372,000	$393,000

(1)
"Audit fees" include fees for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly review. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, consents and review of documents filed with the SEC. For 2013 the Audit fees include $88,000 incurred to Deloitte.

(2)
"Audit related fees" consist of fees and expenses billed for professional services primarily related to our 401(k) audit and fees for SSAE16 reports related to our Payment Processing Platform.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        Our Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

        All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 10, 2015, by:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

  •
  each of our directors or director nominees;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

Percentage ownership of our common stock is based on 54,746,300 shares of our common stock outstanding on April 10, 2015, percentage ownership for preferred stock beneficially owned is based on 6,851,144 shares of our preferred stock outstanding on an as-converted to common stock basis and percentage ownership for total voting power is based on 61,597,444 shares of our common stock, including our preferred stock on an as-converted to common stock basis. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our capital stock subject to options, warrants or other convertible securities that are currently exercisable or exercisable within 60 days of April 10, 2015 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

        Unless otherwise indicated, the address of each of the individuals and entities named in the table below is c/o Planet Payment, Inc., 670 Long Beach Blvd., Long Beach, New York 11561.

	Shares beneficially owned
			Series A Preferred Stock (on an-as converted to common stock basis)
	Common Stock
					% of Total Voting Power
Name of beneficial owner	Number	Percentage	Number	Percentage
Directors and executive officers:
Philip D. Beck(1)	2,454,954	4.5%	—	—	4.0%
Carl J. Williams(2)	362,334	*	—	—	*
Graham N. Arad(3)	1,200,806	2.2	—	—	1.9
Robert J. Cox III(4)	843,975	1.5	—	—	1.4
Jonathan Kaiden(5)	408,096	*	—	—	*
Shane H. Kim(6)	6,906,040	12.6	—	—	11.2
Cameron R. M. McColl(7)	668,654	1.2	—	—	1.1
All executive officers and directors as a group (10 persons)(8)	13,813,572	24.1	—	—	21.5
5% stockholders:
Entities affiliated with Camden Partners(6)	6,906,040	12.6	—	—	11.2
Entities affiliated with Andwel Partners(9)	708,963	1.3	4,325,813	63.1%	8.2
GROW Partners LLC(10)	3,935,000	7.2	—	—	6.4
Andrew Paul and affiliated entities(11)	1,832,995	3.3	2,162,907	31.6	6.5
Cortina Asset Management, LLC(12)	2,974,463	5.4	—	—	4.8

*
Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)
Includes (i) 141,300 shares beneficially owned by Mr. Beck through family members, (ii) 22,000 shares held by BDP Realty Associates, LLC in which Mr. Beck holds a one-third membership interest, (iii) 30,700 shares beneficially owned by Mr. Beck through retirement vehicles, (iv) 546,500 shares of restricted stock that are subject to a right of repurchase in our favor if performance goals are not achieved and (v) options exercisable for 376,166 shares of common stock within 60 days of April 10, 2015. Mr. Beck ceased to serve as our Chief Executive Officer in February 2014 and resigned from the Board of Directors in February 2015.

(2)
Includes (i) options exercisable for 29,168 shares of common stock within 60 days of April 10, 2015 and (ii) 223,166 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. Williams' cessation of service prior to vesting or if performance goals are not achieved.

(3)
Includes (i) options exercisable for 312,147 shares of common stock within 60 days of April 10, 2015, and (ii) 44,400 shares beneficially owned by Mr. Arad through family members and (iii) 1,139 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. Arad's cessation of service prior to vesting. Mr. Arad ceased to serve as our Senior Vice President and General Counsel in February 2015, and resigned from the Board of Directors in April 2015.

(4)
Includes (i) options exercisable for 489,667 shares of common stock within 60 days of April 10, 2015 and (ii) 251,436 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. Cox's cessation of service prior to vesting or if performance goals are not achieved.

(5)
Includes options exercisable for 264,250 shares of common stock within 60 days of April 10, 2015, and (ii) 23,166 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. Kaiden's cessation of service prior to vesting.

(6)
Includes (i) options held by Mr. Kim exercisable for 114,000 shares of common stock within 60 days of April 10, 2015 and (ii) 23,166 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. Kim's cessation of service prior to vesting. Also includes (i) 1,997,513 shares held by Camden Partners Strategic Fund II-A, L.P., (ii) 118,496 shares held by Camden Partners Strategic Fund II-B, L.P., (iii) 4,446,267 shares held by Camden Partners Strategic Fund III, L.P. and (iv) 184,780 shares held by Camden Partners Strategic Fund III-A, L.P. (together, the "Camden Funds"). The general partner of Camden Partners Strategic Fund II-A, L.P. and Camden Partners Strategic Fund II-B, L.P. is Camden Partners Strategic II, LLC ("Fund II GP"). The general partner of Camden Partners Strategic Fund III, L.P. and Camden Partners Strategic Fund III-A, L.P. is Camden Partners Strategic III, LLC ("Fund III GP"). The managing member of Fund III GP is Camden Partner Strategic Manager, LLC ("CPSM"). The managing members of Fund II GP and CPSM are David L. Warnock, Donald W. Hughes and Richard M. Berkeley (the "Managing Members"). The Managing Members hold shared voting and dispositive power over the shares held by the Camden Funds. Mr. Kim and each of the Managing Members disclaim beneficial ownership of the shares except to their pecuniary interest in each of the Camden Funds. The address for Mr. Kim and the entities affiliated with Camden Partners is 500 East Pratt Street, Suite 1200, Baltimore, Maryland 21202.

(7)
Includes (i) options exercisable for 264,250 shares of common stock within 60 days of April 10, 2015 and (ii) 23,166 shares of restricted stock that are subject to a right of repurchase in our favor upon Mr. McColl's cessation of service prior to vesting.

(8)
Includes (i) options exercisable for 2,566,289 shares of common stock within 60 days of April 10, 2015 that are held by our directors and officers as a group and (ii) 1,207,997 shares of restricted stock that are subject to a right of repurchase in our favor upon cessation of service of our directors and officers prior to vesting or if performance goals are not achieved.

(9)
Includes 4,325,813 shares of Series A Preferred Stock on an as-converted to common stock basis. The owners and managers of Andwel Partners are Patrick Welsh and Bruce Anderson, who hold shared voting and investment power over the shares held by Andwel Partners. The address of the entities affiliated with Andwel Partners is 320 Park Avenue, 25th Floor, New York, New York 10022.

(10)
Based on a Schedule 13F filed with the SEC on February 18, 2015. The address of GROW Partners LLC is 600 West Broadway, Suite 930, San Diego, CA 92101.

(11)
Includes (i) 2,162,907 shares of Series A Preferred Stock on an as-converted to common stock basis held by AMP Associates LLC, (ii) 1,640,995 shares of common stock held by AMP Associates LLC and (iii) 192,000 shares held by Pondfield Holdings L.P. Mr. Paul is the managing member of AMP Associates LLC and holds voting and investment power. The address of AMP Associates LLP is 601 Lexington Avenue, New York NY 10022. Mr. Paul is the managing member of Pondfield Holdings L.P. and holds sole voting and investment power. The address of Mr. Paul and his Pondfield Holdings L.P. is 283 Pondfield Road, Bronxville, New York 10708.

(12)
Based on a Schedule 13G filed with the SEC on February 4, 2015. The address of Cortina Asset Management, LLC is 825 N Jefferson Street, Suite 400, Milwaukee, WI 53202.

EXECUTIVE COMPENSATION

        Our executive compensation program is designed to:

  •
  attract and retain talented and experienced executives;

  •
  motivate and reward executives whose knowledge, skills and performance are critical to our success;

  •
  link compensation to corporate performance and individual achievement;

  •
  link specific cash-based elements of compensation to our near-term financial performance; and

  •
  align the interests of our executive officers and those of our stockholders by providing our executive officers with long-term incentives to increase stockholder value.

        We have endeavored to create an executive compensation program that provides a mix of short-term and long-term payments and awards, cash payments and equity awards, and fixed and variable payments and awards that we believe appropriately motivates our executive officers and discourages them from taking excessive or unnecessary risks. We view these components of compensation as related but distinct. Although our Compensation Committee considers the value of total compensation of our executive officers, neither our Board of Directors nor our Compensation Committee believes that significant compensation derived from one component of compensation should negate or reduce compensation derived from other components. Except as described below, neither our Compensation Committee nor our Board of Directors has adopted any formal or informal policies or guidelines for allocating total target compensation between short-term and long-term compensation, between cash payments and equity awards, or between fixed and variable payments and awards. However, in general, our Compensation Committee and our Board of Directors believe a significant portion of the value of total target compensation for each of our named executive officers should be in the form of performance-based compensation. In addition, our Compensation Committee and our Board of Directors strive to keep cash compensation at a competitive level while providing executive officers with the opportunity to be well rewarded through equity awards if our company performs well over time.

        Our current executive compensation program consists of the following primary components:

  •
  base salary;

  •
  annual cash incentive awards linked to corporate and individual objectives; and

  •
  periodic grants of long-term equity-based awards.

Executive Compensation Tables

        The following table provides information regarding all plan and non-plan compensation awarded to, earned by or paid to our former principal executive officer, our current principal executive officer and our two other most highly compensated executive officers serving as such at December 31, 2014 for all services rendered in all capacities to us during fiscal 2014.

 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Carl J. Williams(2)	2014	$244,167	$60,000	$—	$—	$—		$304,167
Chief Executive	2013	52,180	2,000	44,000	—	—		98,180
Officer and President
Robert J. Cox III	2014	336,979	1,023	—	—	—		338,002
Senior Vice President,	2013	290,041	12,321	42,550	—	—		344,912
Chief Operating Officer,
Chief Financial Officer and
Treasurer
Graham N. Arad(3)	2014	224,729	—	—	—	—		224,729
Former Senior Vice President	2013	230,000	9,773	33,350	—	—		273,123
and General Counsel
Philip D. Beck(4)	2014	61,904	—	—	—	446,632	(5)	508,536
Former Chief Executive	2013	370,000	—	—	—	—		370,000
Officer

(1)
The amounts in this column represent the aggregate grant date fair value computed in accordance with ASC 718. For a discussion of the assumptions used in determining the fair value of stock and option awards in the above table refer to note 2 to the consolidated financial statements contained in our annual report on Form 10-K for the fiscal year ended December 31, 2014.

(2)
Mr. Williams was appointed as our Chief Executive Officer in February 2014 and as our Chairman in February 2015. For 2014 and 2013 salary includes board compensation of $48,750 and $17,103, respectively.

(3)
Mr. Arad ceased to serve as our Senior Vice President and General Counsel in February 2015, and ceased to serve on our Board of Directors in April 2015.

(4)
Mr. Beck ceased to serve as our Chief Executive Officer in February 2014 and ceased to serve as our Chairman in February 2015.

(5)
This amount includes the following severance benefits Mr. Beck received in connection with his cessation of service as our Chief Executive Officer: A separation payment to Mr. Beck in the aggregate gross amount of $370,000, incremental fair value, computed in accordance with ASC Topic 718, of $35,133 attributable to the acceleration of vesting of outstanding unvested options held by Mr. Beck and the extension of the period of exercisability of such vested options, an aggregate of $38,499 of premiums paid by us to continue Mr. Beck's existing health benefits under COBRA, and $3,000 representing the aggregate grant date fair value computed in accordance with ASC 718, of a restricted stock grant of 150,000 shares, which shall vest in full when the closing price of our common stock on The NASDAQ Stock Market is $6.00 per share for 30 consecutive trading days prior to May 31, 2015. Please see "Separation of Philip D. Beck" for further information regarding severance benefits paid to Mr. Beck.

2014 Option Grants

        We typically grant stock options to executive officers upon hiring or promotion, in connection with a significant change in responsibilities, to recognize performance, or to achieve internal equity. At least annually, our Compensation Committee reviews the equity ownership of our executive officers and considers whether to make additional awards. In making its determination, our Compensation Committee takes into account, on a subjective basis, various factors. These factors include the responsibilities, past performance and anticipated future contributions of the executive officer, and the competitiveness of the executive officer's overall compensation package, as well as the executive officer's existing equity holdings, the extent to which these holdings are vested, the potential reward to the executive officer if the market value of our common stock appreciates, and the recommendations of our Chief Executive Officer (for executive officers other than the Chief Executive Officer).

Outstanding Equity Awards at December 31, 2014

        The following table provides information regarding each unexercised stock option held by our named executive officers as of December 31, 2014.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that have not yet vested		Market value of shares of stock that have not yet vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Carl J. Williams	16,667	33,333	(2)	2.20	8/20/2023
						23,166	(3)	$48,185	200,000	(4)	$416,000
Robert J. Cox III	200,000			1.65	11/30/2019
	100,000			1.25	11/29/2020
	100,000			2.00	4/11/2021
	65,000			2.80	4/1/2022
	12,333	24,667	(5)	2.84	5/16/2023
						2,872	(6)	$5,974	250,000	(4)	$520,000
Graham N. Arad	17,041			2.50	1/26/2016
	51,009			2.88	2/19/2017
	47,047			3.01	12/30/2017
	42,717			1.20	12/10/2018
	40,000			2.13	5/26/2020
	45,000			2.17	3/22/2021
	50,000			2.80	4/1/2022
	9,667	19,333	(5)	2.84	5/16/2023
						2,278	(6)	$4,738
Philip D. Beck(7)	78,654			2.50	1/26/2016
	76,513			2.88	2/19/2017
	75,999			3.01	12/30/2017
	60,000			2.17	3/22/2021
	85,000			2.80	4/1/2022
									594,750	(8)	$1,237,080
						23,166	(3)(9)	$48,185
									150,000	(10)	$312,000

(1)
The amounts in this column are calculated by multiplying the number of shares of stock that have not yet vested or earned, as applicable, by the closing price of our common stock traded on NASDAQ on December 31, 2014, which was $2.08 per share.

(2)
The option vested and became exercisable as to one-third of the original number of shares on August 20, 2014 and the remaining shares vest and become exercisable in 24 equal monthly installments thereafter, such that the grant will be vested in full after three years.

(3)
100% of the shares vest on June 16, 2015, subject to cessation of service prior to vesting.

(4)
On November 15, 2013, we made a restricted stock grant of 200,000 shares of our common stock to Carl Williams. Mr. William's restricted stock grants will become vested if, prior to May 31, 2015 the closing price of the Company's common stock on NASDAQ is at least $6.00 per share for 30 consecutive trading days. On August 15, 2014, we made a restricted stock grant of 250,000 shares of our common stock to Robert Cox. Mr. Cox's restricted stock grants will become vested if, prior to December 31, 2015 the closing price of the Company's common stock on NASDAQ is at least $6.00 per share for 30 consecutive trading days.

(5)
The option vests and becomes exercisable as to one-third of the original number of shares on each anniversary of the vesting commencement date until fully vested on the third anniversary of the vesting commencement date.

(6)
On May 30, 2013, we made restricted stock grants of 48,333 and 38,333 shares of our common stock to Mr. Cox and Mr. Arad, respectively. On March 6, 2014, 4,308 and 3,417 shares, respectively, were earned based on achievement of performance targets in 2013, one-third of which were vested on that date with the remainder vesting as to one-half each on March 1, 2015 and 2016, subject to cessation of service prior to vesting. Mr. Arad ceased to serve as our Senior Vice President and General Counsel in February 2015, and ceased to serve on our Board of Directors in April 2015.

(7)
In connection with Mr. Beck's resignation as our Chief Executive Officer in February 2014, we entered into a separation agreement with Mr. Beck pursuant to which all outstanding stock option grants were accelerated in full. Such stock option grants remain exercisable until the earlier of February 9, 2018 or the date on which such stock option grant expires.

(8)
Refer to Note 2 "Long-term incentive restricted stock agreements assumptions and vesting requirements" in Item 8 of our annual report on Form 10-K for the year ended December 31, 2014 for more information on the vesting of Mr. Beck's restricted stock grant. Pursuant to the terms of the long-term incentive restricted stock agreement between us and Mr. Beck, as amended, 198,250 shares of restricted stock were forfeited on March 11, 2015 due to the failure to achieve a certain performance target. We exercised our option to repurchase those forfeited shares at an aggregate purchase price of $1.00.

(9)
Upon Mr. Beck's resignation from our Board of Directors in February 2015, we entered into an amendment agreement with Mr. Beck ("Amendment Agreement") pursuant to which vesting of 11,583 shares was accelerated and we repurchased the remaining 11,583 unvested shares of restricted stock.

(10)
Such shares shall vest in full upon the achievement of certain performance targets on or before May 31, 2015.

Potential Payments Upon Termination or Change-In-Control

        The employment of our named executive officers is at will and may be terminated at any time, with or without formal cause. Pursuant to the terms of executive retention agreements with Messrs. Cox and Arad, we have agreed to provide specified severance and bonus amounts and to accelerate the vesting on their equity awards upon each of their termination upon a change of control or an involuntary termination, as each term is defined in the agreements. Upon Mr. Beck's cessation of service as our Chief Executive Officer in February 2014, Mr. Beck received the severance benefits described below in "Separation of Philip D. Beck."

Termination upon change of control

        In the event of a termination upon a change of control, Messrs. Arad and Cox are entitled to receive an amount equal to 18 months of the executive officer's base salary and the target bonus then in effect for the executive officer for the year in which such termination occurs, such bonus payment to be pro-rated to reflect the full number of months the executive remained in our employ. In addition, the vesting on any stock option and other equity awards held by the executive officer will be accelerated in full. At the election of the executive officer, we will also continue to provide our health related employee insurance coverage for twelve months, at our expense. The following table sets forth the potential (estimated) payments and benefits to which Messrs. Cox and Arad would have been entitled assuming a change of control as of December 31, 2014, as specified under their respective executive retention agreement.

Name	Severance amount	COBRA premiums	Bonus amount	Accelerated stock options(1)	Total
Robert J. Cox III	$525,000	$27,591	$175,000	$51,307	$778,898
Graham N. Arad(2)	345,000	23,093	115,000	40,213	523,306

(1)
Calculates the value of the accelerated stock options based on the closing price of our common stock on NASDAQ on December 31, 2014, which was $2.08 per share.

(2)
Mr. Arad ceased to serve as our Senior Vice President and General Counsel in February 2015, and ceased to serve on our Board of Directors in April 2015.

Involuntary termination

        In the event of an involuntary termination, Messrs. Arad and Cox are entitled to receive an amount equal to 12 months of the executive officer's base salary and the target bonus then in effect for the executive officer for the year in which such termination occurs, such bonus payment to be pro-rated to reflect the full number of months the executive remained in our employ. In addition, the vesting on any stock option and other equity awards held by the executive officer will be accelerated in full. At the election of the executive officer, we will also continue to provide our health related employee insurance coverage for twelve months, at our expense. The following table sets forth the potential (estimated) payments and benefits to which Messrs. Cox and Arad would have been entitled assuming an involuntary termination as of December 31, 2014, as specified under their respective executive retention agreement.

Name	Severance amount	COBRA premiums	Bonus amount	Accelerated stock options(1)	Total
Robert J. Cox III	$350,000	$27,591	$175,000	$51,307	$603,898
Graham N. Arad(2)	230,000	23,093	115,000	40,213	408,306

(1)
Calculates the value of the accelerated stock options based on the closing price of our common stock on NASDAQ on December 31, 2014, which was $2.08 per share.

(2)
Mr. Arad ceased to serve as our Senior Vice President and General Counsel in February 2015, and ceased to serve on our Board of Directors in April 2015.

Separation of Philip D. Beck

        In connection with Mr. Beck's cessation of service as our Chief Executive Officer in February 2014, we entered into a separation agreement (the "Separation Agreement") with Mr. Beck pursuant to which Mr. Beck received the following severance benefits:

  •
  separation payment in the aggregate gross amount of $370,000, which equaled twelve months of Mr. Beck's annual base salary;

  •
  payment of the premiums to continue Mr. Beck's existing health benefits under COBRA until August 30, 2015;

  •
  continued coverage under the Company's Directors and Officers Insurance Policy for not less than 24 months following his separation from employment;

  •
  accelerated vesting of outstanding option awards granted to Mr. Beck and extension of the period for Mr. Beck to exercise his outstanding vested options (including those that are accelerated) to expire on the shorter of February 9, 2018 or the remaining term applicable to such option grant; and

  •
  a restricted stock grant of 150,000 shares (the "Separation Shares"), which shall vest in full when the closing price of our common stock on The NASDAQ Stock Market is $6.00 per share for 30 consecutive trading days prior to May 31, 2015.

        Upon Mr. Beck's resignation from the Board of Directors in February 2015, we entered into an amendment agreement with Mr. Beck which (i) accelerated 11,583 shares of restricted stock grant made to Mr. Beck in August 2014 and (ii) removed certain service requirements for the vesting of the remainder of Mr. Beck's existing restrict stock grants, without any change in the underlying performance targets.

        In addition to the severance benefits described above, under certain restricted stock agreements with Mr. Beck, certain shares subject to Mr. Beck's restricted stock agreements will vest in connection with a corporate transaction.

Corporate transaction

        In the event of a corporate transaction, as defined in the 2006 Equity Incentive Plan, the shares subject to the Long-Term Incentive Restricted Stock Agreement shall accelerate as follows: 65% of the aggregate unvested shares shall immediately accelerate and become vested. Additionally, the remaining 35% of the aggregate unvested shares shall accelerate and become vested only if (i) the consideration paid in the corporate transaction is at least $1 billion and (ii) the fair market value of our common stock immediately prior to the corporate transaction or the purchase price of our common stock in the corporate transaction is at least $15.00 per share.

Name	Accelerated restricted stock(1)
Philip D. Beck	$804,102

(1)
As of December 31, 2014, 594,750 shares of restricted stock remained outstanding but unvested. Calculates the value of the accelerated shares of restricted stock based on the closing price of our common stock on NASDAQ on December 31, 2014, which, at $2.08 per share, was less than $15.00 per share, so the remaining 35% of the aggregate unvested shares do not accelerate and become vested. On March 11, 2015 198,250 of those shares were forfeited due to the failure to meet a certain performance vesting condition, and repurchased by the Company for $1.00.

        In the event of a corporate transaction, as defined in the 2012 Equity Incentive Plan, the Separation Shares shall accelerate in full if such corporate transaction is consummated on or before May 31, 2015 and (i) the consideration for the corporate transaction paid to each share of the common stock is equal to or greater than $6.00 or (ii) the fair market value of the common stock immediately following such corporate transaction is equal to or greater than $6.00.

Name	Accelerated restricted stock(1)
Philip D. Beck	$312,000

(1)
As of December 31, 2014, 150,000 shares of restricted stock remained outstanding but unvested. Calculates the value of the accelerated shares of restricted stock based on the closing price of our common stock on NASDAQ on December 31, 2014, which, at $2.08 per share.

EQUITY COMPENSATION PLAN INFORMATION

        The following table presents information as of December 31, 2014 with respect to compensation plans under which shares of our common stock may be issued. The category "Equity compensation plans approved by security holders" in the table below consists of the 2000 Stock Incentive Plan, 2006 Equity Incentive Plan, 2012 Equity Incentive Plan and 2012 Employee Stock Purchase Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	7,066,876	(1)	$2.44	6,737,095	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	7,066,876		$2.44	6,737,095

(1)
Excludes purchase rights accruing under the 2012 Employee Stock Purchase Plan.

(2)
Includes 800,000 shares that remain available for purchase under the 2012 Employee Stock Purchase Plan and excludes 5,820,412 shares of common stock that are subject to outstanding awards under the 2006 Equity Incentive Plan. Any such shares of common stock that are subject to outstanding awards under the 2006 Equity Incentive Plan that are issuable upon the exercise of options that expire or become unexercisable for any reason without having been exercised in full will be available for future grant and issuance under the 2012 Equity Incentive Plan. In addition, the number of shares reserved for issuance under our 2012 Equity Incentive Plan will increase automatically on the first day of January 2016 by the number of shares equal to the lesser of (i) 4% of the total outstanding shares of our common stock as of the immediately preceding December 31st or (ii) such number of shares as determined by the Board of Directors. Similarly, the number of shares reserved for issuance under our 2012 Employee Stock Purchase Plan will increase will increase automatically on the first day of January for the first seven calendar years after the first offering date, by the number of shares equal to 1% of the total outstanding shares of our common stock as of the immediately preceding December 31st (rounded to the nearest whole share).

 TRANSACTIONS WITH RELATED PARTIES, FOUNDERS AND CONTROL PERSONS

        In addition to the compensation arrangements, including employment, termination of employment and change of control arrangements and indemnification arrangements, discussed, when required, above in the section entitled "Executive Compensation," The following is a description of each transaction since January 1, 2014 and each currently proposed transaction in which:

  •
  we have been or are to be a participant;

  •
  the amount involved exceeded or exceeds $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Rental Property Payments and Consulting Fees

        We incurred the following amounts to companies that are principally owned by executives, directors or stockholders of Planet Payment or their families:

Year Ended December 31, 2014
Rent	$503,995
Consulting and professional fees	9,103

        Rent was paid to BDP Realty Associates LLC a company in which Philip D. Beck, our former Chairman of the Board of Directors and former Chief Executive Officer, has a one-third interest.

        Consulting and professional fees were paid to a professional services company in which a family member of Philip D. Beck has a substantial interest but Mr. Beck does not have any financial interest in such company.

Review, Approval or Ratification of Transactions with Related Parties

        Our Board of Directors has adopted a written related person transactions policy. Under this policy, our Nomination and Governance Committee, unless the related party is, or is associated with, a member of that committee, in which event the transaction must be reviewed and approved by our Audit Committee, reviews transactions that may be "related-person transactions." "Related-person transactions" are transactions between us and a related person in which a related person (as defined below) has a material interest may present an actual or potential conflict of interest or create the appearance of a conflict. For purposes of the policy, a related person is a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, and their immediate family members.

REPORT OF THE AUDIT COMMITTEE

        The information contained in the following report of Planet Payment's Audit Committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by Planet Payment under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Planet Payment specifically incorporates it by reference.

        The Audit Committee has reviewed and discussed with Planet Payment's management and BDO USA, LLP the audited consolidated financial statements of Planet Payment for the year ended December 31, 2014. The Audit Committee has also discussed with BDO USA, LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees No. AS 16, issued by the Public Company Accounting Oversight Board.

        The Audit Committee has also received and reviewed the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with BDO USA, LLP its independence from Planet Payment.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Planet Payment's annual report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Cameron R. M. McColl, Chair
Jonathan Kaiden
Shane H. Kim

 ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

        Planet Payment's bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Planet Payment, Inc., 670 Long Beach Blvd., Long Beach, New York 11561, Attn: Corporate Secretary.

        To be timely for the 2016 annual meeting, a stockholder's notice must be delivered to or mailed and received by our Corporate Secretary at the principal executive offices of Planet Payment not earlier than 5:00 p.m. Pacific Time on March 1, 2016 and not later than 5:00 p.m. Pacific Time on March 31, 2016. A stockholder's notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by Planet Payment's bylaws.

        Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at Planet Payment's 2016 annual meeting must be received by the Company not later than December 25, 2015 in order to be considered for inclusion in Planet Payment's proxy materials for that meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Exchange Act requires Planet Payment's directors, executive officers and any persons who own more than 10% of Planet Payment's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish Planet Payment with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to Planet Payment and written representations from the directors and executive officers, Planet Payment believes that all Section 16(a) filing requirements were timely met in 2014, except for a Form 4 for Shane H. Kim reporting a restricted stock grant granted to him on August 15, 2014, which form was filed on August 20, 2014.

Available Information

        Planet Payment will mail without charge, upon written request, a copy of Planet Payment's annual report on Form 10-K for the year ended December 31, 2014, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Investor Relations
Planet Payment, Inc.
670 Long Beach Blvd.
Long Beach, New York 11561

        The Annual Report is also available at http://ir.planetpayment.com.

"Householding"—Stockholders Sharing the Same Last Name and Address

        The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called "householding." Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

        This year, a number of brokers with account holders who are Planet Payment stockholders will be "householding" our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Computershare, either by calling toll-free (877) 373-6374, or by writing to Computershare, Householding Department, P.O. Box 43078, Providence, RI, 02940-3078.

        Upon written or oral request, Planet Payment will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write or call Planet Payment's Investor Relations department at 670 Long Beach Blvd., Long Beach, New York 11561, Attn: Investor Relations, telephone number (408) 625-4200.

        Any stockholders who share the same address and currently receive multiple copies of Planet Payment's Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or Planet Payment's Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

        The Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 022MVB 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C ** This proxy must be signed exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized officer executing on behalf of the partnership. If signed under power of attorney such power or a duly certified copy must accompany this proxy. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposal 2. For Against Abstain 2. Ratification of Auditors’ Appointment. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. 01 - Shane H. Kim 1. Re-election of Director: For Withhold IMPORTANT ANNUAL MEETING INFORMATION MMMMMMMMMMMM MMMMMMM 2 3 5 3 0 2 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ C123456789 MMMMMMMMMMMMMMM 1234 5678 9012 345 Admission Ticket qIF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions You can vote by Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet must be received by 12:00 a.m., Eastern Time, on June 16, 2015. Vote by Internet • Go to www.envisionreports.com/PLPM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website If you wish to vote by proxy, please sign and return the form as soon as possible and we urge you to send this to be received no later than Friday, June 12, 2015.

. PROXY FORM FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2015 PLEASE RETURN FORM BY JUNE 12, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Carl Williams and Robert Cox, or either of them, as proxies each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of capital stock of Planet Payment, Inc. (the “Company”) held of record by the undersigned on April 20, 2015 at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. New York Time on June 16, 2015 at 670 Long Beach Boulevard, Long Beach, NY 11561, USA, and at any adjournment or postponement thereof. This proxy, when properly executed and returned in a timely manner, will be voted at this Annual Meeting and any adjournment or postponement thereof in the manner described herein. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE NOMINEE, “FOR” THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS MATTERS OR PROPOSALS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If you wish to vote in accordance with the Board of Directors' recommendations, just sign where indicated. You need not mark any boxes. (Items to be voted appear on reverse side.) Please return the signed Proxy Card in the enclosed envelope. Planet Payment, Inc. 2015 Annual Meeting Admission Ticket 2015 Annual Meeting of Planet Payment, Inc. Stockholders Tuesday, June 16, 2015 at 10:00 a.m. New York Time 670 Long Beach Boulevard Long Beach, NY 11561 Upon arrival, please present this admission ticket and photo identification at the registration desk. qIF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q